LORD ABBETT SERIES FUND, INC.

International Equity Portfolio (the “Fund”)

Supplement dated January 29, 2019 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated May 1, 2018, as supplemented

Liquidation of the Fund

On January 29, 2019, the Board of Directors of Lord Abbett Series Fund, Inc. approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is anticipated that the liquidation and dissolution of the Fund will be completed on or about May 1, 2019 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus. As stated in the prospectus, Fund shares are not offered directly to the public. Rather, Fund shares are offered only to separate accounts of certain insurance companies. Variable contract owners may not purchase or redeem Fund shares directly and should contact their insurance company for information on how the liquidation of the Fund will impact them.